SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934 (Amendment No.           )

Filed by the Registrant ☒
Filed by a Party other than the Registrant ☐
Check the appropriate box:
☐ Preliminary Proxy Statement
☐ Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☐ Definitive Proxy Statement
☒ Definitive Additional Materials
☐ Soliciting Material Pursuant to §240.14a-12
Chicago Mercantile Exchange Holdings Inc.
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)
Payment of Filing Fee (Check the appropriate box):
☒	No fee required
☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11
	(1)	Title of each class of securities to which transaction applies:
	(2)	Aggregate number of securities to which transaction applies:
	(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):
	(4)	Proposed maximum aggregate value of transaction:
	(5)	Total fee paid:
☐	Fee paid previously with preliminary materials.
☐	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.
	(1)	Amount Previously Paid:
	(2)	Form, Schedule or Registration Statement No.:
	(3)	Filing Party:
	(4)	Date Filed:

On March 31, 2003, Chicago Mercantile Exchange Holdings Inc. distributed the following communication to its shareholders:

March 28, 2003

Dear Shareholder:

Proxy material for our 2003 Annual Meeting of Shareholders, to be held on April 22, 2003, was mailed to you in mid-March.

As of today, our records indicate that we have not yet received your signed proxy card. With the Annual Meeting only a short time away, it is important that you sign and return your proxy today to make sure that your shares will be voted at the meeting in accordance with your desires. We urge you to vote even if you plan to attend the meeting in person. If you own shares in the name of a brokerage firm, your broker cannot vote your shares unless the firm receives your specific instructions.

At this Annual Meeting, we are seeking your approval of an amendment to our Amended and Restated Omnibus Stock Plan. The amendment is necessary to allow us to continue utilizing stock options and other equity awards as part of our employee compensation strategy. Directors, other than our Chief Executive Officer, are not eligible to participate in the Omnibus Stock Plan. Our Board considered a number of factors before approving the proposed amendment to the Plan. Based on information provided by the Board's compensation consultants, the Board believes the percentage of outstanding shares subject to awards and reserved for issuance under the Plan, if the amendment is approved, will be less than the percentage of shares subject to outstanding awards and reserved for issuance, on average, at comparable companies. The Board believes the Plan, as amended, will allow us to provide reasonable equity incentives to our employees, although the resulting equity dilution will be significantly less than the potential dilution from equity awards at comparable companies.

In the event that your proxy material has been misplaced, we are enclosing for your use a duplicate proxy card and return envelope.

Please disregard this reminder if you already have mailed your proxy card to us. If you have not, please sign and return the enclosed card as soon as possible. You may also vote by telephone or over the Internet by following the instructions on the proxy card. In the event we receive two proxies from you, the one bearing the latest date automatically revokes all prior proxies.

Sincerely,
	/s/ TERRENCE A. DUFFY Terrence A. Duffy Chairman of the Board	/s/ JAMES J. MCNULTY James J. McNulty President and Chief Executive Officer

        Chicago Mercantile Exchange Holdings Inc. has filed a definitive proxy statement with the Securities and Exchange Commission ("SEC") regarding the Annual Meeting of Shareholders to be held on April 22, 2003. Shareholders of Chicago Mercantile Exchange Holdings Inc. are urged to read the definitive proxy statement and any other relevant materials filed by Chicago Mercantile Exchange Holdings Inc. with the SEC because they contain, or will contain, important information about Chicago Mercantile Exchange Holdings Inc. and the Annual Meeting. The definitive proxy statement and other relevant materials (when they become available), and any other documents filed by Chicago Mercantile Exchange Holdings Inc. with the SEC, may be obtained free of charge at the SEC's web site at www.sec.gov. In addition, shareholders may obtain free copies of these documents by contacting Chicago Mercantile Exchange Holdings Inc., Shareholder Relations and Membership Services, 30 South Wacker Drive, Chicago, Illinois 60606. Shareholders are urged to read the definitive proxy statement and the other relevant materials (when they become available) before making any voting decision with respect to matters to be acted on at the Annual Meeting.

        Chicago Mercantile Exchange Holdings Inc. and its directors, executive officers and certain members of management and other employees may be deemed to be participants in the solicitation of proxies of Chicago Mercantile Exchange Holdings Inc.'s shareholders to approve the proposals. These individuals may have interests in the proposals. A detailed list of the names, affiliations and interests of the participants in the solicitation will be contained in the proxy statement.

[LOGO]	000000 0000000000 0 0000
MR A SAMPLE DESIGNATION (IF ANY) ADD 1 ADD 2 ADD 3 ADD 4 ADD 5 ADD 6	000000000.000 ext 000000000.000 ext 000000000.000 ext 000000000.000 ext 000000000.000 ext 000000000.000 ext 000000000.000 ext Holder Account Number C 1234567890 J N T

☐ Mark this box with an X if you have made changes to your name or address details above.

Annual Meeting Proxy Card For Class A Common Stock

30 South Wacker Drive
Chicago, Illinois 60606

This Proxy is solicited on behalf of the Board of Directors of Chicago Mercantile Exchange Holdings Inc. for the Annual Meeting of Shareholders on April 22, 2003

The undersigned appoints Terrence A. Duffy, James E. Oliff and William R. Shepard, or any of them, as Proxies, each with the power to appoint his substitute, and hereby authorizes them to represent and to vote, as designated on the reverse side, all shares of Class A common stock of Chicago Mercantile Exchange Holdings Inc. held in the undersigned's name at the Annual Meeting of Shareholders to be held on April 22, 2003, at 3:30 p.m. at The Westin Chicago River North, 320 North Dearborn, Chicago, Illinois, or any adjournment thereof and, in the Proxies' discretion, to vote upon such other business as may properly come before the meeting, all as more fully set forth in the Proxy Statement related to such meeting, receipt of which is hereby acknowledged.

PLEASE SEE REVERSE SIDE

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Internet and Telephone Voting Instructions
You can vote by telephone or Internet! Available 24 Hours a day 7 days a week!
Instead of mailing your proxy, you may choose one of the two voting methods outlined below to vote your proxy. Have this proxy card in hand when you call.

To vote using the Telephone (within U.S. and Canada)			To vote using the Internet
•	Call toll free 1-866-593-2343 in the United States or Canada any time on a touch tone telephone. There is NO CHARGE to you for the call.		•	Go to the following web site: WWW.COMPUTERSHARE.COM/US/PROXY
•	Enter the Holder Account Number (excluding the letter "C") and Proxy Access Number located below.		•	Enter the information requested on your computer screen and follow the simple instructions.
•	Please follow the simple recorded instructions.
	Option 1:	To vote as the Board of Directors recommends on ALL proposals: Press 1.	To Vote by Mail
		When asked, please confirm your vote by pressing 1.	•	Mark, sign and date the proxy card.
	Option 2:	If you choose to vote on EACH proposal separately, press 0 and follow the simple recorded instructions.	•	Return the proxy card in the postage-paid envelope provided.
HOLDER ACCOUNT NUMBER C0123456789			PROXY ACCESS NUMBER 12345

If you vote by telephone or the Internet, please DO NOT mail back this proxy card.
Proxies submitted by telephone or the Internet must be received by 12:00 midnight, Central Time, on April 21, 2003.
THANK YOU FOR VOTING

Holder Account Number C 1234567890      J N T

Proxy - Chicago Mercantile Exchange Holdings Inc.

A      Election of Directors      PLEASE REFER TO THE REVERSE SIDE FOR INTERNET AND TELEPHONE VOTING INSTRUCTIONS.

1.	The Board of Directors recommends a vote FOR the listed nominees. Seven will be elected to a two-year term:
				For	Withhold
	01 - James J. McNulty 02 - Terrence A. Duffy 03 - Daniel R. Glickman	04 - William P. Miller II 05 - James E. Oliff 06 - John F. Sandner	07 - Terry L. Savage
WITHHOLD FOR (write name of nominee(s) in space provided below)
B Issues The Board of Directors recommends a vote FOR the following proposals.
				For	Against	Abstain
2.	Approval of the proposed amendment to the Chicago Mercantile Exchange Holdings Inc. Amended and Restated Omnibus Stock Plan. (Non-employee directors are not eligible to participate in the Plan). Before recommending approval of the proposed amendment, the Board considered a number of factors. Taking into account the proposed increase in the number of shares available for awards, approximately 4% of our common stock will be reserved for issuance under the Plan. The Board believes the percentage of outstanding shares subject to awards or reserved for issuance is less than in other comparable companies. Additionally, the Board believes the Plan, as amended, will allow us to provide reasonable equity incentives to our employees, although the resulting dilution will be significantly less than the potential dilution from equity awards at comparable companies. Additional information regarding the proposed amendment is contained in the Proxy Statement.
				For	Against	Abstain
3.	Approval of the Annual Incentive Plan.
				For	Against	Abstain
4.	Ratification of Ernst & Young LLP as independent auditors for 2003.

I PLAN TO ATTEND THE MEETING.

C      Authorized Signatures - Sign Here - This section must be completed for your instructions to be executed.
NOTE: Please sign your name(s) EXACTLY as your name(s) appear(s) on this proxy. All joint holders must sign. When signing as attorney, trustee, executor, administrator, guardian or corporate officer, please provide your FULL title.

Signature 1 - Please keep signature within the box	Signature 2 - Please keep signature within the box	Date (mm/dd/yyyy)

/ /

6 U P X H H H P P P P 0016651

[LOGO]	000000 0000000000 0 0000
MR A SAMPLE DESIGNATION (IF ANY) ADD 1 ADD 2 ADD 3 ADD 4 ADD 5 ADD 6	000000000.000 ext 000000000.000 ext 000000000.000 ext 000000000.000 ext 000000000.000 ext 000000000.000 ext 000000000.000 ext Holder Account Number C 1234567890 J N T

☐ Mark this box with an X if you have made changes to your name or address details above.

Annual Meeting Proxy Card For Class B-1 Common Stock (CME)

30 South Wacker Drive
Chicago, Illinois 60606

This Proxy is solicited on behalf of the Board of Directors of Chicago Mercantile Exchange Holdings Inc. for the Annual Meeting of Shareholders on April 22, 2003

The undersigned appoints Terrence A. Duffy, James E. Oliff and William R. Shepard, or any of them, as Proxies, each with the power to appoint his substitute, and hereby authorizes them to represent and to vote, as designated on the reverse side, all shares of Class B common stock of Chicago Mercantile Exchange Holdings Inc. held in the undersigned's name at the Annual Meeting of Shareholders to be held on April 22, 2003, at 3:30 p.m. at The Westin Chicago River North, 320 North Dearborn, Chicago, Illinois, or any adjournment thereof and, in the Proxies' discretion, to vote upon such other business as may properly come before the meeting, all as more fully set forth in the Proxy Statement related to such meeting, receipt of which is hereby acknowledged.

PLEASE SEE REVERSE SIDE

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Internet and Telephone Voting Instructions
You can vote by telephone or Internet! Available 24 Hours a day 7 days a week!
Instead of mailing your proxy, you may choose one of the two voting methods outlined below to vote your proxy. Have this proxy card in hand when you call.

To vote using the Telephone (within U.S. and Canada)		To vote using the Internet
•	Call toll free 1-866-593-2344 in the United States or Canada any time on a touch tone telephone. There is NO CHARGE to you for the call.	•	Go to the following web site: WWW.COMPUTERSHARE.COM/US/PROXY
•	Enter the Holder Account Number (excluding the letter "C") and Proxy Access Number located below.	•	Enter the information requested on your computer screen and follow the simple instructions.
•	Please follow the simple recorded instructions.
To Vote by Mail
		•	Mark, sign and date the proxy card.
		•	Return the proxy card in the postage-paid envelope provided.
HOLDER ACCOUNT NUMBER C0123456789		PROXY ACCESS NUMBER 12345

If you vote by telephone or the Internet, please DO NOT mail back this proxy card.
Proxies submitted by telephone or the Internet must be received by 12:00 midnight, Central Time, on April 21, 2003.
THANK YOU FOR VOTING

Holder Account Number C 1234567890      J N T

Proxy - Chicago Mercantile Exchange Holdings Inc.

A      Election of Directors      PLEASE REFER TO THE REVERSE SIDE FOR INTERNET AND TELEPHONE VOTING INSTRUCTIONS.

1.	The Board of Directors recommends a vote FOR the listed nominees. Seven will be elected to a two-year term:
				For	Withhold
	01 - James J. McNulty 02 - Terrence A. Duffy 03 - Daniel R. Glickman	04 - William P. Miller II 05 - James E. Oliff 06 - John F. Sandner	07 - Terry L. Savage
WITHHOLD FOR (write name of nominee(s) in space provided below)
B Election of Class B-1 Director		C Election of 2004 Class B-1 Nominating Committee
2.	Select ONE of the following Class B-1 nominees to be elected to a two-year term to the Board of Directors. VOTE will be INVALID if your selection EXCEEDS ONE (1) FOR vote.	3.	Select FIVE of the following Class B-1 nominees to be elected to the Class B-1 Nominating Committee for a one-year term. VOTE will be INVALID if your selection EXCEEDS FIVE (5) FOR votes.
	For Abstain			For Abstain
08 - Thomas A. Bentley 09 - William G. Salatich, Jr.	10 - Jeffrey R. Carter

11 - Michael J. Downs

12 - Larry S. Fields

13 - John C. Garrity

14 - Donald A. Huizinga

15 - Larry Katz

16 - Lonnie Klein

17 - David J. Klusendorf

18 - William F. Kulp

			19 - Kevin P. Tunney
D.	Issues
The Board of Directors recommends a vote FOR the following proposals.
		For	Against	Abstain
4.
Approval of the proposed amendment to the Chicago Mercantile Exchange Holdings Inc. Amended and Restated Omnibus Stock Plan. (Non-employee directors are not eligible to participate in the Plan). Before recommending approval of the proposed amendment, the Board considered a number of factors. Taking into account the proposed increase in the number of shares available for awards, approximately 4% of our common stock will be reserved for issuance under the Plan. The Board believes the percentage of outstanding shares subject to awards or reserved for issuance is less than in other comparable companies. Additionally, the Board believes the Plan, as amended, will allow us to provide reasonable equity incentives to our employees, although the resulting dilution will be significantly less than the potential dilution from equity awards at comparable companies. Additional information regarding the proposed amendment is contained in the Proxy Statement.
		For	Against	Abstain
5.	Approval of the Annual Incentive Plan.				I PLAN TO ATTEND THE MEETING.
6.	Ratification of Ernst & Young LLP as independent auditors for 2003.

E      Authorized Signatures - Sign Here - This section must be completed for your instructions to be executed.
NOTE: Please sign your name(s) EXACTLY as your name(s) appear(s) on this proxy. All joint holders must sign. When signing as attorney, trustee, executor, administrator, guardian or corporate officer, please provide your FULL title.

Signature 1 - Please keep signature within the box	Signature 2 - Please keep signature within the box	Date (mm/dd/yyyy)

/ /

6 U P X H H H P P P P 0016652

[LOGO]	000000 0000000000 0 0000
MR A SAMPLE DESIGNATION (IF ANY) ADD 1 ADD 2 ADD 3 ADD 4 ADD 5 ADD 6	000000000.000 ext 000000000.000 ext 000000000.000 ext 000000000.000 ext 000000000.000 ext 000000000.000 ext 000000000.000 ext Holder Account Number C 1234567890 J N T

☐ Mark this box with an X if you have made changes to your name or address details above.

Annual Meeting Proxy Card For Class B-2 Common Stock (IMM)

30 South Wacker Drive
Chicago, Illinois 60606

This Proxy is solicited on behalf of the Board of Directors of Chicago Mercantile Exchange Holdings Inc. for the Annual Meeting of Shareholders on April 22, 2003

The undersigned appoints Terrence A. Duffy, James E. Oliff and William R. Shepard, or any of them, as Proxies, each with the power to appoint his substitute, and hereby authorizes them to represent and to vote, as designated on the reverse side, all shares of Class B common stock of Chicago Mercantile Exchange Holdings Inc. held in the undersigned's name at the Annual Meeting of Shareholders to be held on April 22, 2003, at 3:30 p.m. at The Westin Chicago River North, 320 North Dearborn, Chicago, Illinois, or any adjournment thereof and, in the Proxies' discretion, to vote upon such other business as may properly come before the meeting, all as more fully set forth in the Proxy Statement related to such meeting, receipt of which is hereby acknowledged.

PLEASE SEE REVERSE SIDE

/*/                        5 U P X        H H H        P P P P        0016653

Internet and Telephone Voting Instructions
You can vote by telephone or Internet! Available 24 Hours a day 7 days a week!
Instead of mailing your proxy, you may choose one of the two voting methods outlined below to vote your proxy. Have this proxy card in hand when you call.

To vote using the Telephone (within U.S. and Canada)		To vote using the Internet
•	Call toll free 1-866-593-2345 in the United States or Canada any time on a touch tone telephone. There is NO CHARGE to you for the call.	•	Go to the following web site: WWW.COMPUTERSHARE.COM/US/PROXY
•	Enter the Holder Account Number (excluding the letter "C") and Proxy Access Number located below.	•	Enter the information requested on your computer screen and follow the simple instructions.
•	Please follow the simple recorded instructions.
To Vote by Mail
		•	Mark, sign and date the proxy card.
		•	Return the proxy card in the postage-paid envelope provided.
HOLDER ACCOUNT NUMBER C0123456789		PROXY ACCESS NUMBER 12345

If you vote by telephone or the Internet, please DO NOT mail back this proxy card.
Proxies submitted by telephone or the Internet must be received by 12:00 midnight, Central Time, on April 21, 2003.
THANK YOU FOR VOTING

Holder Account Number C 1234567890      J N T

Proxy - Chicago Mercantile Exchange Holdings Inc.

A      Election of Directors      PLEASE REFER TO THE REVERSE SIDE FOR INTERNET AND TELEPHONE VOTING INSTRUCTIONS.

1.	The Board of Directors recommends a vote FOR the listed nominees. Seven will be elected to a two-year term:
				For	Withhold
	01 - James J. McNulty 02 - Terrence A. Duffy 03 - Daniel R. Glickman	04 - William P. Miller II 05 - James E. Oliff 06 - John F. Sandner	07 - Terry L. Savage
WITHHOLD FOR (write name of nominee(s) in space provided below)
B Election of Class B-2 Director		C Election of 2004 Class B-2 Nominating Committee
2.	Select ONE of the following Class B-2 nominees to be elected to a two-year term to the Board of Directors. VOTE will be INVALID if your selection EXCEEDS ONE (1) FOR vote.	3. Select FIVE of the following Class B-2 nominees to be elected to the Class B-2 Nominating Committee for a one-year term. VOTE will be INVALID if your selection EXCEEDS FIVE (5) FOR votes.
	For Abstain		For Abstain
08 - Richard J. Appel 09 - David J. Wescott	10 - Samuel T. Bailey

11 - Denis P. Duffey

12 - Richard J. Duran

13 - William J. Higgins

14 - Michael T. Klemke

15 - Donald J. Lanphere, Jr.

16 - Frank N. Morgan

17 - Michael P. Mullins

18 - Steven D. Peake

19 - James P. Shannon
D.	Issues
The Board of Directors recommends a vote FOR the following proposals.
		For	Against	Abstain
4.
Approval of the proposed amendment to the Chicago Mercantile Exchange Holdings Inc. Amended and Restated Omnibus Stock Plan. (Non-employee directors are not eligible to participate in the Plan). Before recommending approval of the proposed amendment, the Board considered a number of factors. Taking into account the proposed increase in the number of shares available for awards, approximately 4% of our common stock will be reserved for issuance under the Plan. The Board believes the percentage of outstanding shares subject to awards or reserved for issuance is less than in other comparable companies. Additionally, the Board believes the Plan, as amended, will allow us to provide reasonable equity incentives to our employees, although the resulting dilution will be significantly less than the potential dilution from equity awards at comparable companies. Additional information regarding the proposed amendment is contained in the Proxy Statement.
		For	Against	Abstain
5.	Approval of the Annual Incentive Plan.				I PLAN TO ATTEND THE MEETING.
6.	Ratification of Ernst & Young LLP as independent auditors for 2003.

E      Authorized Signatures - Sign Here - This section must be completed for your instructions to be executed.
NOTE: Please sign your name(s) EXACTLY as your name(s) appear(s) on this proxy. All joint holders must sign. When signing as attorney, trustee, executor, administrator, guardian or corporate officer, please provide your FULL title.

Signature 1 - Please keep signature within the box	Signature 2 - Please keep signature within the box	Date (mm/dd/yyyy)

/ /

6 U P X H H H P P P P 0016653

[LOGO]	000000 0000000000 0 0000
MR A SAMPLE DESIGNATION (IF ANY) ADD 1 ADD 2 ADD 3 ADD 4 ADD 5 ADD 6	000000000.000 ext 000000000.000 ext 000000000.000 ext 000000000.000 ext 000000000.000 ext 000000000.000 ext 000000000.000 ext Holder Account Number C 1234567890 J N T

☐ Mark this box with an X if you have made changes to your name or address details above.

Annual Meeting Proxy Card For Class B-3 Common Stock (IOM)

30 South Wacker Drive
Chicago, Illinois 60606

This Proxy is solicited on behalf of the Board of Directors of Chicago Mercantile Exchange Holdings Inc. for the Annual Meeting of Shareholders on April 22, 2003

The undersigned appoints Terrence A. Duffy, James E. Oliff and William R. Shepard, or any of them, as Proxies, each with the power to appoint his substitute, and hereby authorizes them to represent and to vote, as designated on the reverse side, all shares of Class B common stock of Chicago Mercantile Exchange Holdings Inc. held in the undersigned's name at the Annual Meeting of Shareholders to be held on April 22, 2003, at 3:30 p.m. at The Westin Chicago River North, 320 North Dearborn, Chicago, Illinois, or any adjournment thereof and, in the Proxies' discretion, to vote upon such other business as may properly come before the meeting, all as more fully set forth in the Proxy Statement related to such meeting, receipt of which is hereby acknowledged.

PLEASE SEE REVERSE SIDE

/*/                        5 U P X        H H H        P P P P        0016654

Internet and Telephone Voting Instructions
You can vote by telephone or Internet! Available 24 Hours a day 7 days a week!
Instead of mailing your proxy, you may choose one of the two voting methods outlined below to vote your proxy. Have this proxy card in hand when you call.

To vote using the Telephone (within U.S. and Canada)		To vote using the Internet
•	Call toll free 1-866-593-2346 in the United States or Canada any time on a touch tone telephone. There is NO CHARGE to you for the call.	•	Go to the following web site: WWW.COMPUTERSHARE.COM/US/PROXY
•	Enter the Holder Account Number (excluding the letter "C") and Proxy Access Number located below.	•	Enter the information requested on your computer screen and follow the simple instructions.
•	Please follow the simple recorded instructions.
To Vote by Mail
		•	Mark, sign and date the proxy card.
		•	Return the proxy card in the postage-paid envelope provided.
HOLDER ACCOUNT NUMBER C0123456789		PROXY ACCESS NUMBER 12345

If you vote by telephone or the Internet, please DO NOT mail back this proxy card.
Proxies submitted by telephone or the Internet must be received by 12:00 midnight, Central Time, on April 21, 2003.
THANK YOU FOR VOTING

Holder Account Number C 1234567890      J N T

Proxy - Chicago Mercantile Exchange Holdings Inc.

A      Election of Directors      PLEASE REFER TO THE REVERSE SIDE FOR INTERNET AND TELEPHONE VOTING INSTRUCTIONS.

1.	The Board of Directors recommends a vote FOR the listed nominees. Seven will be elected to a two-year term:
				For	Withhold
	01 - James J. McNulty 02 - Terrence A. Duffy 03 - Daniel R. Glickman	04 - William P. Miller II 05 - James E. Oliff 06 - John F. Sandner	07 - Terry L. Savage
WITHHOLD FOR (write name of nominee(s) in space provided below)
B Election of Class B-3 Director
2.	Select ONE of the following Class B-3 nominees to be elected to a two-year term to the Board of Directors. VOTE will be INVALID if your selection EXCEEDS ONE (1) FOR vote.
For Abstain
08 - Thomas J. Esposito 09 - Gary M. Katler 10 - Leon C. Shender
C Issues The Board of Directors recommends a vote FOR the following proposals.
		For Against Abstain			For Against Abstain
3.	Approval of the proposed amendment to the Chicago Mercantile Exchange Holdings Inc. Amended and Restated Omnibus Stock Plan. (Non-employee directors are not eligible to participate in the Plan). Before recommending approval of the proposed amendment, the Board considered a number of factors. Taking into account the proposed increase in the number of shares available for awards, approximately 4% of our common stock will be reserved for issuance under the Plan. The Board believes the percentage of outstanding shares subject to awards or reserved for issuance is less than in other comparable companies. Additionally, the Board believes the Plan, as amended, will allow us to provide reasonable equity incentives to our employees, although the resulting dilution will be significantly less than the potential dilution from equity awards at comparable companies. Additional information regarding the proposed amendment is contained in the Proxy Statement.		4. 5.	Approval of the Annual Incentive Plan. Ratification of Ernst & Young LLP as independent auditors for 2003. I PLAN TO ATTEND THE MEETING.	For Against Abstain

D      Authorized Signatures - Sign Here - This section must be completed for your instructions to be executed.
NOTE: Please sign your name(s) EXACTLY as your name(s) appear(s) on this proxy. All joint holders must sign. When signing as attorney, trustee, executor, administrator, guardian or corporate officer, please provide your FULL title.

Signature 1 - Please keep signature within the box	Signature 2 - Please keep signature within the box	Date (mm/dd/yyyy)

/ /

6 U P X H H H P P P P 0016654

[LOGO]	000000 0000000000 0 0000
MR A SAMPLE DESIGNATION (IF ANY) ADD 1 ADD 2 ADD 3 ADD 4 ADD 5 ADD 6	000000000.000 ext 000000000.000 ext 000000000.000 ext 000000000.000 ext 000000000.000 ext 000000000.000 ext 000000000.000 ext Holder Account Number C 1234567890 J N T

☐ Mark this box with an X if you have made changes to your name or address details above.

Annual Meeting Proxy Card For Class B-4 Common Stock (GEM)

30 South Wacker Drive
Chicago, Illinois 60606

This Proxy is solicited on behalf of the Board of Directors of Chicago Mercantile Exchange Holdings Inc. for the Annual Meeting of Shareholders on April 22, 2003

The undersigned appoints Terrence A. Duffy, James E. Oliff and William R. Shepard, or any of them, as Proxies, each with the power to appoint his substitute, and hereby authorizes them to represent and to vote, as designated on the reverse side, all shares of Class B common stock of Chicago Mercantile Exchange Holdings Inc. held in the undersigned's name at the Annual Meeting of Shareholders to be held on April 22, 2003, at 3:30 p.m. at The Westin Chicago River North, 320 North Dearborn, Chicago, Illinois, or any adjournment thereof and, in the Proxies' discretion, to vote upon such other business as may properly come before the meeting, all as more fully set forth in the Proxy Statement related to such meeting, receipt of which is hereby acknowledged.

PLEASE SEE REVERSE SIDE

/*/                        5 U P X        H H H        P P P P        0016655

Internet and Telephone Voting Instructions
You can vote by telephone or Internet! Available 24 Hours a day 7 days a week!
Instead of mailing your proxy, you may choose one of the two voting methods outlined below to vote your proxy. Have this proxy card in hand when you call.

To vote using the Telephone (within U.S. and Canada)			To vote using the Internet
•	Call toll free 1-866-593-2347 in the United States or Canada any time on a touch tone telephone. There is NO CHARGE to you for the call.		•	Go to the following web site: WWW.COMPUTERSHARE.COM/US/PROXY
•	Enter the Holder Account Number (excluding the letter "C") and Proxy Access Number located below.		•	Enter the information requested on your computer screen and follow the simple instructions.
•	Please follow the simple recorded instructions.
	Option 1:	To vote as the Board of Directors recommends on ALL proposals: Press 1.	To Vote by Mail
		When asked, please confirm your vote by pressing 1.	•	Mark, sign and date the proxy card.
	Option 2:	If you choose to vote on EACH proposal separately, press 0 and follow the simple recorded instructions.	•	Return the proxy card in the postage-paid envelope provided.
HOLDER ACCOUNT NUMBER C0123456789			PROXY ACCESS NUMBER 12345

If you vote by telephone or the Internet, please DO NOT mail back this proxy card.
Proxies submitted by telephone or the Internet must be received by 12:00 midnight, Central Time, on April 21, 2003.
THANK YOU FOR VOTING

Holder Account Number C 1234567890      J N T

Proxy - Chicago Mercantile Exchange Holdings Inc.

A      Election of Directors      PLEASE REFER TO THE REVERSE SIDE FOR INTERNET AND TELEPHONE VOTING INSTRUCTIONS.

1. The Board of Directors recommends a vote FOR the listed nominees. Seven will be elected to a two-year term:
				For	Withhold
	01 - James J. McNulty 02 - Terrence A. Duffy 03 - Daniel R. Glickman	04 - William P. Miller II 05 - James E. Oliff 06 - John F. Sandner	07 - Terry L. Savage
WITHHOLD FOR (write name of nominee(s) in space provided below)
B Issues The Board of Directors recommends a vote FOR the following proposals.
				For	Against	Abstain
2.	Approval of the proposed amendment to the Chicago Mercantile Exchange Holdings Inc. Amended and Restated Omnibus Stock Plan. (Non-employee directors are not eligible to participate in the Plan). Before recommending approval of the proposed amendment, the Board considered a number of factors. Taking into account the proposed increase in the number of shares available for awards, approximately 4% of our common stock will be reserved for issuance under the Plan. The Board believes the percentage of outstanding shares subject to awards or reserved for issuance is less than in other comparable companies. Additionally, the Board believes the Plan, as amended, will allow us to provide reasonable equity incentives to our employees, although the resulting dilution will be significantly less than the potential dilution from equity awards at comparable companies. Additional information regarding the proposed amendment is contained in the Proxy Statement.
				For	Against	Abstain
3.	Approval of the Annual Incentive Plan.
				For	Against	Abstain
4.	Ratification of Ernst & Young LLP as independent auditors for 2003.

I PLAN TO ATTEND THE MEETING.

C      Authorized Signatures - Sign Here - This section must be completed for your instructions to be executed.
NOTE: Please sign your name(s) EXACTLY as your name(s) appear(s) on this proxy. All joint holders must sign. When signing as attorney, trustee, executor, administrator, guardian or corporate officer, please provide your FULL title.

Signature 1 - Please keep signature within the box	Signature 2 - Please keep signature within the box	Date (mm/dd/yyyy)

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